UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2022

Date of Report (Date of earliest event reported)

Global Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40468	86-1229973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1926 Rand Ridge Court Marietta, GA	30062
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (404) 939-9419

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one-half of one warrant	GACQU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	GACQ	The Nasdaq Stock Market LLC

Redeemable warrants	GACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on December 13, 2021, Global Consumer Acquisition Corp., a Delaware corporation (“GACQ” or the “Company”), entered into (i) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022 and the Second Amendment dated as of August 21, 2022, the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”), pursuant to which a business combination between the Company and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”) and (ii) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022 and the Second Amendment dated as of September 22, 2022, the “GP Global SPA” and together with the Luminex SPA, the “Acquisition Agreements”) with TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”), pursuant to which a business combination between the Company and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the respective meanings ascribed to such terms in the respective agreements.

On September 27, 2022, the Company, Luminex Seller and Luminex entered into the Third Amendment to Stock Purchase Agreement (the “Luminex SPA Amendment”) to, among other things, (i) remove the condition precedent requiring the Company to obtain financing of at least $180 Million in cash proceeds and (ii) provide that the Company is to use commercially reasonable efforts to secure additional financing. With the exception of such amended terms, the Luminex SPA remains in full force and effect.

The foregoing descriptions of agreements and amendments and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Luminex SPA Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to proposed transactions between the Company and each of Luminex and GP Global. This document does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file a proxy statement with the SEC. A proxy statement will be sent to all the Company’s stockholders. The Company also will file other documents regarding the proposed transactions with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, (the “PSLRA”), including statements with respect to the anticipated timing, completion and effects of the Luminex Stock Acquisition and the GP Global Stock Acquisition (collectively, the “Stock Acquisitions”) and the financial condition, results of operations, earnings outlook and prospects of GACQ, Luminex and/or GP Global and may include statements for the period(s) following the consummation of the Stock Acquisitions. Forward- looking statements are based on the current expectations and beliefs of the management of GACQ, Luminex and GP Global, as applicable, and are inherently subject to a number of risks, uncertainties and assumptions, and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual financial condition, results of operations, earnings and/or prospects to be materially different from those expressed or implied by these forward- looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The risks, uncertainties and/or assumptions include, but are not limited to, those “risk factors” discussed and identified in public filings made with the SEC by GACQ and the following:

•	expectations regarding Luminex’s and GP Global’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures;

•	Luminex’s and GP Global’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of either the Acquisition Agreements;

•	the outcome of any legal proceedings that may be instituted against GACQ, Luminex or GP Global following announcement of the Stock Acquisitions and the transactions contemplated thereby;

•	the inability to consummate the Stock Acquisitions due to, among other things, the failure to obtain the GACQ’s stockholder approval and/or certain regulatory approvals or satisfy other conditions to closing in the Acquisition Agreements;

•	the inability to consummate the proposed financing transaction or to secure additional financings;

•	the inability to obtain or maintain the listing of GACQ common stock on Nasdaq following the consummation of the Stock Acquisitions;

•	the risk that the announcement and consummation of the Stock Acquisitions disrupts Luminex’s or GP Global’s current plans and operations;

•	the ability to achieve the anticipated benefits of the Stock Acquisitions, which may be affected by, among other things, competition and the ability of Luminex and GP Global to grow and manage growth profitably and retain its key employees;

•	the ability of the combined company to secure additional financings post-closing;

•	costs related to the Stock Acquisitions;

•	the amount of any redemptions by existing holders of GACQ common stock being greater than expected;

•	limited liquidity and trading of GACQ’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	adverse macroeconomic developments, including recessionary trends, which could harm the operations of GP Global and Luminex, including their ability to produce and deliver their products timely;

•	the possibility that GACQ, Luminex and/or GP Global may be adversely affected by other economic, business and/or competitive factors;

•	risks relating to the uncertainty of the projected financial information with respect to Luminex and GP Global;

•	risk that the COVID-19 pandemic, and local, state and federal responses to addressing the COVID-19 pandemic, may have an adverse effect on our, Luminex’s and GP Global’s business operations, as well as our and their financial condition and results of operations;

•	risks related to Russia's invasion of Ukraine;

•	the risk of any extended review of the Stock Acquisitions by a U.S. government entity;

•	litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Luminex’s and GP Global’s resources; and

•	other risks that the consummation of the Stock Acquisitions is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of GACQ, Luminex and/or GP Global prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Stock Acquisitions or other matters addressed in this Current Report on Form 8-K and attributable to GACQ, Luminex, GP Global or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, GACQ, Luminex and GP Global undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

The PSLRA provides a safe harbor for forward-looking statements made with respect to certain securities offerings, but excludes such protection for statements made in connection with certain securities offerings, such as tender offers and initial public offerings. The term “initial public offering” is not defined in the PSLRA. Given the particular characteristics of mergers and business combinations completed by special purpose acquisition companies, there has been some question regarding whether such mergers and business combinations are “initial public offerings,” and therefore not subject to the protection of the PSLRA. There is currently no relevant case law on this matter, and accordingly, there can be no assurances that the safe harbor is applicable to forward-looking statements made by GACQ, Luminex and GP Global in connection with the Stock Acquisitions, and the protections of the safe harbor provided by the PSLRA to GACQ, Luminex and GP Global may not be available.

Participants in the Solicitation

The Company and its directors and executive officers may, under the rules of the SEC, be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company will be included in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

Luminex, GP Global and their respective directors and executive officers may, under the rules of the SEC, also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed business combination. Information regarding such persons may be obtained by directing a request to: Global Consumer Acquisition Corp., 1926 Rand Ridge Court, Marietta GA, 30062.

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Third Amendment to Stock Purchase Agreement, dated as of September 27, 2022, by and among Global Consumer Acquisition Corp., CLP Luminex Holdings, LLC and Luminex Home Décor & Fragrance Holding Corporation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2022

GLOBAL CONSUMER ACQUISITION CORP.

By:	/s/ Rohan Ajila
Name:	Rohan Ajila
Title:	Chief Executive Officer